                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                ---------------



                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934, AS AMENDED


Date of Report (Date of earliest event reported):   JANUARY 22, 1997
                                                 --------------------



                      BAY VIEW SECURITIZATION CORPORATION
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            (Exact name of registrant as specified in its charter)



    DELAWARE                       333-16233                       93-1225376
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(State or other             (Commission File Number)             (IRS Employer
jurisdiction of                                                  Identification
incorporation)                                                       Number)


2121 SOUTH EL CAMINO REAL, SAN MATEO, CALIFORNIA                      94403
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(Address of principal executive offices)                           (Zip Code)


       Registrant's telephone number, including area code (415) 573-7300
                                                          --------------


                                      N/A
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         (Former name or former address, if changed since last report.)

Item 5.  Other Events.
         ------------

     Bay View Securitization Corporation (the "Registrant") has filed with the Securities and Exchange Commission (the "Commission") a registration statement under the Securities Act of 1933, as amended, on Form S-3 (the "Registration Statement") which was declared effective by the Commission on January 21, 1997. The Registration Statement contains three forms of prospectus supplements and a prospectus. The form of prospectus supplement entitled Bay View 1997-RA-1 Auto Trust (the "Prospectus Supplement"), will be used in connection with the Registrant's issuance, through a trust, of a series of certificates, entitled Bay View 1997-RA-1 Auto Trust Class A, Class I and Class IC Certificates (the "Certificates"). The Certificates will represent in the aggregate the entire beneficial ownership in the Bay View 1997-RA-1 Auto Trust consisting primarily of a segregated pool of new and used automobile, light truck, motorcycle, recreational vehicle, vans or van conversion loans having terms to maturity ranging from 12 months to 84 months.

     PaineWebber Incorporated (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain information, herein referred to as "Computational Materials" in written form (a copy of which is attached hereto as Exhibit 99), which may include a description of the securities to be offered, the name of the issuer, the size of the offering, the number of classes, seniority and order of payment. The Computational Materials also include data tables and term sheet information relating to the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

     The Computational Materials have been provided by the Underwriter and were prepared by the Underwriter at the request of certain prospective investors. The information in the Computational Materials is preliminary and will be superseded by the final Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits

     Exhibit No.                             Description
     -----------            ----------------------------------------------
     99                     Computational Materials (as defined in
                            Item 5) that have been provided by PaineWebber
                            Incorporated to certain prospective purchasers
                            of the Certificates (as defined in Item 5).

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BAY VIEW SECURITIZATION  CORPORATION



Date: January 24, 1997        By: /s/ ROBERT J. FLAX
                                  ----------------------------------------
                                  Name: Robert J. Flax
                                  Title:  Director and Corporate Secretary

                               INDEX TO EXHIBITS


     Exhibit No.                                  Description
     -----------                    -------------------------------------------

        99                          Computational Materials (as defined in Item
                                    5) that have been provided by PaineWebber
                                    Incorporated to certain prospective
                                    purchasers of the Certificates (as defined in Item 5).